Ivy Funds

Supplement dated January 11, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, and January 2, 2013

The following is added on page 91:

Through July 31, 2014, IICO, IFDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and /or shareholder servicing fees to cap expenses for Ivy Core Equity Fund as follows: Class A shares at 1.15%; Class B shares at 2.40%; Class C shares at 2.13%; Class I shares 0.84% and Class Y shares at 0.84%.

Supplement	Statement of Additional Information	1